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                                                                EXHIBIT (10)(b)



                         INDEPENDENT AUDITORS' CONSENT


       We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 33-43053 of Merrill Lynch Life Variable Annuity Separate Account on Form N-4 of our reports on (i) Merrill Lynch Life Insurance Company dated February 24, 1997, and (ii) Merrill Lynch Life Variable Annuity Separate Account dated January 21, 1997, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP

New York, New York
April 23, 1997